                                                                   EXHIBIT 10.74





                               AMENDMENT NO. 1 TO
                  MASTER CONSTRUCTION LINE OF CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO MASTER CONSTRUCTION LINE OF CREDIT AGREEMENT, dated as of March 1, 2000 ("THIS AMENDMENT"), among the following:

                  (I) THIRD PARTY INVESTORS I, LLC, a Delaware limited liability company (herein, together with its successors and assigns, the "BORROWER");

                  (II) the lending institutions listed on the signature pages hereof (the "LENDERS");

                  (IV) FLEET NATIONAL BANK, a national banking association, and THE HUNTINGTON NATIONAL BANK, a national banking association, as Co-Agents; and

                  (V) KEY CORPORATE CAPITAL INC., a Michigan corporation, as administrative agent (the "ADMINISTRATIVE AGENT").

         PRELIMINARY STATEMENTS:

         (1) The parties hereto entered into the Master Construction Line of Credit Agreement, dated as of August 31, 1999 (the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) In connection with the execution and delivery of the Credit Agreement, Alterra Healthcare Corporation, a Delaware corporation (herein, together with its successors and assigns, the "COMPANY") and the Administrative Agent entered into the Guaranty, dated as of August 31, 1999, as amended by Amendment No. 1 thereto, dated as of the date hereof in the form attached hereto as Exhibit A (as so amended, the "GUARANTY").

         (3) The parties hereto desire to change certain of the terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. AMENDMENTS, ETC.

         1.1. INTEREST. Effective on the Effective Date of this Amendment provided for in section 4 hereof, sections 2.9 (a) and (b) of the Credit Agreement are amended to read in their entirety as follows:

                  (A) INTEREST ON PRIME RATE LOANS. During any period in which a Loan is a Prime Rate Loan, the unpaid principal amount of such Loan shall bear interest at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time, PROVIDED that during the Construction Period for such Project an interest rate margin of 25 basis points shall be added to such Prime Rate, PROVIDED FURTHER that if (A) the New Capital Commitment Requirement is satisfied by April 20, 2000, (B) the New Capital Funding Requirement is satisfied by June 30, 2000, and (C) the Administrative Agent notifies the parties hereto that such conditions have been satisfied (which the Administrative Agent shall issue promptly upon satisfaction of such conditions), then on the effective date of such notice from the Administrative Agent, but not earlier than July 1, 2000, the interest rate margin specified in the foregoing clause shall change from 25 basis points to zero basis points.

                  (B) INTEREST ON LIBOR LOANS. During any Interest Period for a LIBOR Loan for a Project, the unpaid principal amount of such Loan shall bear interest at a rate per annum which shall at all times be the relevant Adjusted LIBOR Rate for such Loan PLUS (i) during the Construction Period for such Project, the LIBOR Construction Period Margin; or (ii) during the Mini-Perm Period for such Project, the LIBOR Lease-Up Period Margin prior to the time Stabilization of such Project is achieved, or the LIBOR Stabilized Period Margin after Stabilization of such Project has been achieved. Notwithstanding the foregoing, no reduction in the interest rate margin pursuant to the preceding sentence shall be effective for any Loans for a Project until at least two Business Days after the Administrative Agent shall have received written notice from the Borrower of the occurrence of the event or circumstance giving rise to such reduction and referring specifically to the interest rate margin provisions of this section 2.9(b).

         1.2. EFFECTIVENESS OF PRICING CHANGES. The pricing changes effected pursuant to section 1.1 of this Amendment shall be applicable as of and from and after January 1, 2000, for all Loans outstanding on such date or thereafter.

         1.3. INTEREST PERIODS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 2.10(a) of the Credit Agreement is amended to read in its entirety as follows:

                  2.10 INTEREST PERIODS. (a) During the Construction Period for a Project, subject to the conditions set forth herein, the Borrower shall have the right, upon not less than three Business Days' written notice to the Administrative Agent, to elect whether the Loans shall be Prime Rate Loans or LIBOR Rate Loans. Each Interest Period for any LIBOR Loan for such Project shall be the calendar month, and the Adjusted LIBOR Rate applicable to all LIBOR Loans for such Project which are outstanding during such Interest Period (whether previously incurred or incurred during such Interest Period) shall be determined prior to the commencement of such Interest Period in accordance with the definition of the term Adjusted LIBOR Rate. The initial Interest Period of the Construction Period for a Project for any LIBOR Rate Loans shall commence on the date such Construction Period commences or on such later date permitted hereunder if the Borrower initially elects Prime Rate Loans in accordance with the provisions set forth herein. In the event that the Borrower fails to elect a Type for the Loans in accordance with the provisions set forth herein, the Borrower shall be deemed to have selected LIBOR Rate Loans; provided, however, in no event shall LIBOR Rate Loans be permitted if the Interest Period would end after the expiration of the Construction Period for such Project.

         1.4. MONTHLY PROJECT FINANCIAL STATEMENTS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 8.1(d) of the Credit Agreement is amended by deleting the text "within 45 days after the close of each of the monthly accounting periods" and inserting in its place "within 60 days after the close of each of the monthly accounting periods".

         1.5. EVENTS OF DEFAULT. Effective on the Effective Date of this Amendment provided for in section 4 hereof, sections 10.1(c), (e) and (j) of the Credit Agreement respectively are amended to read in their entirety as follows:

                  (C) CERTAIN NEGATIVE COVENANTS: the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in sections 9.1 through 9.8, inclusive, of this Agreement; or the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in section 5, 10, 16(a)(i) or 16(c) of any Mortgage; or the Guarantor shall default in the due performance of any term, covenant or agreement contained in section 13(a), 13(b), 13(c), 13(d), 13(e), 13(h), 13(i),
         13(j) or 13(k) of the Alterra Guaranty; or

                  (E) CROSS DEFAULT: the Borrower, or the Guarantor or any of its Subsidiaries, shall (i) in the case of the Borrower, default in any payment with respect to any Indebtedness, other than the Obligations and any amounts owed by the Borrower to the Guarantor, and such default shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) in the case of the Guarantor or any of its Subsidiaries, default in any payment with respect to any Indebtedness owed to any Lender, or any other Indebtedness of $10,000,000 or greater, individually or in the aggregate, in each case other than the Obligations, and such default shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness and such default shall not have been cured or remedied prior to the acceleration of any of the Loans or other Obligations pursuant to section 10.2 hereof, or (iii) default in the observance or performance of any agreement or condition relating to any such Indebtedness described in clause (i) or (ii) above or contained in any instrument or agreement evidencing, securing or relating thereto (and all grace periods applicable to such observance, performance or condition shall have expired and the existence thereof otherwise shall not have been eliminated by written amendment or waiver by the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) prior to the acceleration of any of the Loans or other Obligations pursuant to section 10.2 hereof ), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or of the Guarantor or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid (other than by a regularly scheduled required prepayment or redemption, prior to the stated maturity thereof); or

                  (J) MATERIAL ADVERSE EFFECT, ETC.: (i) any event or circumstance shall occur or exist which has a Material Adverse Effect upon the Borrower or the Guarantor, as compared to the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower as reflected in the financial statements referred to in section 7.8, or the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Guarantor and its Subsidiaries as reflected in the financial statements and the Financial Projections referred to in section 11(f) and 11(i) of the Alterra Guaranty, as applicable, other than changes in the condition of the Guarantor reflected in the Recent Financial Projections (as defined in the Guaranty); or

                  (ii) any representation or warranty contained in section 2.6 of Amendment No. 1 to the Guaranty, dated as of March 1, 2000, with respect to the Recent Financial Projections referred to therein, shall prove to be untrue in any material respect as of the date when made or deemed made.

         1.6. ADDITIONAL DEFINITIONS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, the following definitions shall be added to section 1.1 of the Credit Agreement in appropriate alphabetic order:

                  "EBITDAR COVERAGE REQUIREMENT" shall mean the requirement that the ratio of (i) Consolidated EBITDAR (as defined in the Guaranty) for any Testing Period (as defined in the Guaranty), to (ii) Consolidated Lease and Debt Service Charges (as defined in the Guaranty) for such Testing Period must equal or exceed 1.25 to 1.00, PROVIDED, the first eligible Testing Period to be measured hereunder shall be the fiscal quarter ending December 31, 2000.

                  "LIBOR CONSTRUCTION PERIOD MARGIN" shall mean (i) 250 basis points per annum, at all times during the period from the date of this Agreement through December 31, 1999, or (ii) 300 basis points per annum at all times thereafter, PROVIDED that if (A) the New Capital Commitment Requirement is satisfied by April 20, 2000, (B) the New Capital Funding Requirement is satisfied by June 30, 2000, and (C) the Administrative Agent notifies the parties hereto that such conditions have been satisfied (which the Administrative Agent shall issue promptly upon satisfaction of such conditions), then on the effective date of such notice from the Administrative Agent, but not earlier than July 1, 2000, the interest rate margin specified in clause (ii) above shall change from 300 basis points to 275 basis points, PROVIDED, FURTHER, that if (I) the interest rate margin had previously been reduced from 300 basis points to 275 basis points pursuant to the foregoing clause, (II) the EBITDAR Coverage Requirement is satisfied, and (III) the Administrative Agent notifies the parties hereto that such condition has been satisfied (which the Administrative Agent shall issue promptly upon satisfaction of such condition), then on the effective date of such notice from the Administrative Agent, the interest rate margin specified in clause (ii) above shall change from 275 basis points to 250 basis points.

                  "LIBOR LEASE-UP PERIOD MARGIN" shall mean (i) 225 basis points per annum, at all times during the period from the date of this Agreement through December 31, 1999, or (ii) 275 basis points per annum at all times thereafter, PROVIDED that if (A) the New Capital Commitment Requirement is satisfied by April 20, 2000, (B) the New Capital Funding Requirement is satisfied by June 30, 2000, and (C) the Administrative Agent notifies the parties hereto that such conditions have been satisfied (which the Administrative Agent shall issue promptly upon satisfaction of such conditions), then on the effective date of such notice from the Administrative Agent, but not earlier than July 1, 2000, the interest rate margin specified in clause (ii) above shall change from 275 basis points to 250 basis points, PROVIDED, FURTHER, that if (I) the interest rate margin had previously been reduced from 275 basis points to 250 basis points pursuant to the foregoing clause, (II) the EBITDAR Coverage Requirement is satisfied, and (III) the Administrative Agent notifies the parties hereto that such condition has been satisfied (which the Administrative Agent shall issue promptly upon satisfaction of such condition), then on the effective date of such notice from the Administrative Agent, the interest rate margin specified in clause (ii) above shall change from 250 basis points to 225 basis points.

                  "LIBOR STABILIZED PERIOD MARGIN" shall mean (i) 200 basis points per annum, at all times during the period from the date of this Agreement through December 31, 1999, or (ii) 250 basis points per annum at all times thereafter, PROVIDED that if (A) the New Capital Commitment Requirement is satisfied by April 20, 2000, (B) the New Capital Funding Requirement is satisfied by June 30, 2000, and (C) the Administrative Agent notifies the parties hereto that such conditions have been satisfied (which the Administrative Agent shall issue promptly upon satisfaction of such conditions), then on the effective date of such notice from the Administrative Agent, but not earlier than July 1, 2000, the interest rate margin specified in clause (ii) above shall change from 250 basis points to 225 basis points, PROVIDED, FURTHER, that if (I) the interest rate margin had previously been reduced from 250 basis points to 225 basis points pursuant to the foregoing clause, (II) the EBITDAR Coverage Requirement is satisfied, and (III) the Administrative Agent notifies the parties hereto that such condition has been satisfied (which the Administrative Agent shall issue promptly upon satisfaction of such condition), then on the effective date of such notice from the Administrative Agent, the interest rate margin specified in clause (ii) above shall change from 225 basis points to 200 basis points.

         "NEW CAPITAL COMMITMENT REQUIREMENT" shall have the meaning provided in section 13(i)(i) of the Guaranty.

         "NEW CAPITAL FUNDING REQUIREMENT" shall have the meaning provided in section 13(i)(ii) of the Guaranty.

                  SECTION 2. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1. AUTHORIZATION AND VALIDITY OF AMENDMENT, ETC. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         2.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Credit Parties contained in the Credit Agreement, as amended hereby, or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         2.3. NO EVENT OF DEFAULT. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default under the Credit Agreement as amended hereby, under the Guaranty as amended or under the other Credit Documents.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

         SECTION 3. RATIFICATIONS.

         Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         SECTION 4. BINDING EFFECT.

         This Amendment shall become effective on a date (the "EFFECTIVE DATE"), on or before March 24, 2000, if the following conditions shall have been satisfied on and as of such date:

                  (A) EXECUTION OF AMENDMENT. This Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution).

                  (B) GUARANTY. Amendment No. 1 to Guaranty shall have been executed by the Company and the Administrative Agent, and counterparts thereof as so executed shall have been delivered to the Administrative Agent.

                  (C) ACKNOWLEDGMENT AND CONSENT. The Acknowledgment and Consent appended hereto shall have been executed by the Company, and counterparts thereof as so executed shall have been delivered to the Administrative Agent.

                  (D) FEES. The Borrower or the Company shall have paid to the Administrative Agent, in immediately available funds, for the pro rata account of the Lenders who become a signatory hereto on or prior to the date established by the Administrative Agent, such nonrefundable amendment fees as have previously been agreed to by the Borrower and the Company and communicated to the Lenders (the Administrative Agent shall promptly distribute to such Lender its pro rata portion of such amendment fees).

Thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Company, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment and Amendment No. 1 to Guaranty to each Lender, the Borrower and the Company and advise them of the Effective Date.

         SECTION 5. MISCELLANEOUS.

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower or the Company shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the

Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.8. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.



THIRD PARTY INVESTORS I, LLC

BY:  TWIN OAKS CAPITAL, LLC, ITS MANAGER


       BY:   /S/ RONALD G. KENNY
             ---------------------------
             PRESIDENT

KEY CORPORATE CAPITAL INC.,
     individually as a Lender and
     as Administrative Agent


BY:          /S/ DAVID A. MACVICAR
             ---------------------------
             VICE PRESIDENT

FLEET NATIONAL BANK,
     individually as a Lender and as Co-Agent


BY:         /S/ MARY SHEEHAN
            ----------------------------
            VICE PRESIDENT


THE HUNTINGTON NATIONAL BANK,
     individually as a Lender and as Co-Agent


BY:         /S/ GREGORY RANDALL
            ----------------------------
            VICE PRESIDENT

                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 3 and 4 of the Guaranty executed and delivered by the undersigned Company as guarantor (as each of such terms is defined in the Credit Agreement referred to in the Amendment No. 1 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of the undersigned.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.



                                 ALTERRA HEALTHCARE CORPORATION
                                       AS THE GUARANTOR


                                 BY:      /S/ MARK W. OHLENDORF
                                    -------------------------------------------
                                           SENIOR VICE PRESIDENT